Investee Companies and other investments	12 Months Ended
Dec. 31, 2020
Disclosure of associates [abstract]
Investee Companies and other investments
Note 6 - Investee Companies and other investments
A.
Equity accounted investees

U. Dori Energy Infrastructures Ltd. (“Dori Energy”) –

On November 25, 2010, the Company through its wholly owned subsidiary, Ellomay Clean Energy Ltd. ("Ellomay Energy") entered into an Investment Agreement (the "Dori Investment Agreement") with Dori Group Ltd. ("Dori Group") (currently Amos Luzon Entrepreneurship and Energy Group Ltd. – “Luzon Group”), and Dori Energy, with respect to an investment in Dori Energy. The Company holds 50% of Dori Energy that holds 18.75% of the share capital of Dorad Energy Ltd. ("Dorad"), which owns an approximate 860 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the "Dorad Power Plant").
Concurrently with the execution of the Dori Investment Agreement, Ellomay Energy, Dori Energy and Dori Group have also entered into the Dori Shareholders Agreement ("Dori SHA"). The Dori SHA grants each of Dori Group and Ellomay Energy with equal rights to nominate directors in Dorad, provided that in the event Dori Energy is entitled to nominate only one director in Dorad, such director shall be nominated by Ellomay Energy for so long as Ellomay Energy holds at least 30% of Dori Energy.

On May 12, 2014, Dorad was issued production licenses for 20 years and a supply license for one year and, on May 19, 2014, Dorad began commercial operation of the power plant. In July 2015, Dorad was issued a long term supply license that will expire on May 11, 2034.

As of December 31, 2020, subordinated shareholder loans granted by the Company to Dori Energy amount to approximately NIS 35,725 thousand (approximately €9,058 thousand). The shareholder loans are linked to the Israeli CPI and bear an annual interest rate that is 3% higher than the interest Dorad is committed to pay to Dorad's financing consortium during the financial period in respect of the "senior debt" (5.1% as of December 31, 2020).

During January and November 2018, Dorad repaid interest and principal on account of shareholders loans in the aggregate amount of approximately NIS 80,000 thousand and NIS 110,000 thousand, respectively (approximately €19,265 thousand and €26,040 thousand, respectively based on the euro/NIS exchange rate at that time). During 2018, Dori Energy paid the Company an aggregate amount of approximately NIS 19,250 thousand (approximately €4,576 thousand based on the euro/NIS exchange rate at that time) as repayment of shareholders loans. In June 2019, Dorad made the final repayment of shareholders loans in the aggregate amount of NIS 19 million, of which Dori Energy received approximately NIS 3,733 thousand (approximately €896 thousand based on the euro/NIS exchange rate at that time). In connection with the June 2019 repayment by Dorad, the Company received an amount of NIS 1,500 thousand (approximately €370 thousand based on the euro/NIS exchange rate at that time). In February 2020, Dorad declared a dividend distribution of NIS 120,000 thousand (approximately €31,600 based on the euro/NIS exchange rate at that time thousand). In connection with such dividend distribution, in March 2020 Dori Energy received NIS 22,500 thousand (approximately €5,800 thousand based on the euro/NIS exchange rate at that time) and repaid an amount of NIS 10,250 thousand (approximately €2,560 thousand based on the euro/NIS exchange rate at that time) loan to the Company.

As of December 31, 2020, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Electricity Authority, the Israeli Electric Company (“IEC”) and the Israel Natural Gas Lines Ltd. Total performance guarantees provided by Dorad amounted to approximately NIS 175,000 thousand (approximately €44,370 thousand ). The Company's indirect share of guarantees provided on behalf of Dorad by Dorad’s shareholders is approximately NIS 16,406 thousand (approximately €4,160 thousand).

On December 24, 2018 the Israeli Electricity Authority published a decision regarding “Electricity Rates for Customers of IEC in 2019” which in accordance the average production component will increase by about 3.3% from January 1, 2019 and will remain in effect to the end of 2019. On December 23, 2019, the Israeli Electricity Authority published a decision regarding "Annual Electricity Rate Update 2020", which, among other things, averaged a 7.9% decrease in the production component as of January 1, 2020, and will remain in effect to the end of 2020. On December 27, 2020, the Israeli Electricity Authority published a decision regarding “2021 Annual Update to the Electricity Rate,” which, among other things, provided for a decrease of approximately 5.7% in the average production component commencing January 1, 2021 and effective throughout 2021.

In August 2019, the Israeli Electricity Authority published a proposed resolution that is subject to a public hearing concerning an amendment to the standards governing deviations from consumption plans. These standards regulate the accounting mechanism in the event the actual consumer consumption is different than the consumption plan submitted by the electricity manufacturers, and include a mechanism protecting the manufacturers from random deviations in actual consumption volumes. The Israeli Electricity Authority proposed revoking the protections included in the aforementioned standards, claiming that the manufacturers are misusing the protections and regularly submit plans and forecasts that deviate from the actual expected consumption, and also seeks to impose financial sanctions on the manufacturers, which may be in material amounts upon the occurrence of certain deviation events. On January 27, 2020, the Israeli Electricity Authority issued a resolution amending the standards and imposing financial sanctions in cases of certain extraordinary events that may add up to significant sums. The resolution entered into effect as of September 1, 2020.

On November 22, 2020, the IEC filed a third-party notice against Dorad in connection with a class action submitted against the IEC claiming that the IEC was negligent in overseeing the private electricity manufacturers thereby damaging the electricity consumers. The claim against the IEC alleges that the private electricity manufacturers provided false reports in the consumption plans they submitted to the system manager in the IEC, based on the standards set by the Israeli Electricity Authority. At this point, based on the advice of legal counsel, Dorad cannot estimate the outcome of this legal proceeding.

The investment in Dori Energy is accounted for under the equity method.

Dorad and its shareholders are involved in several legal proceedings as follows:

Petition to Approve a Derivative Claim filed by Dori Energy

On July 16, 2015, Dori Energy and Dori Energy’s representative on Dorad’s board of directors, Mr. Hemi Raphael , filed a petition (the "Petition"), for approval of a derivative action on behalf of Dorad with the Economic Department of the Tel Aviv-Jaffa District Court. The Petition was filed originally against Zorlu Enerji Elektrik Uretim A.S, which holds 25% of Dorad (“Zorlu”), Zorlu’s current and past representatives on Dorad’s board of directors and Wood Group Gas Turbines Services Ltd. (“Wood Group”) and several of its affiliates, and thereafter amended to add Mr. Ori Edelsburg (a director in Dorad) and affiliated companies.

The petition requested, inter alia, that the court instruct the defendants to disclose and provide to Dorad documents and information relating to the contractual relationship between Zorlu and Wood Group, which included the transfer of funds from Wood Group to Zorlu in connection with the EPC agreement of the Dorad Power Plant.

On December 27, 2016, this proceeding, as well as the two proceedings mentioned below, were moved to an arbitration proceeding. On February 23, 2017, a statement of claim was filed by Dori Energy and Mr. Hemi Raphael on behalf of Dorad against Zorlu, Mr. Edelsburg, Edelcom Ltd. (“Edelcom”) and Edeltech Holdings 2006 Ltd. in which they repeated their claims included in the Petition and in which they required the arbitrator to obligate the defendants, jointly and severally, to pay an amount of $183,367,953 plus interest and linkage to Dorad.

In April 2017, the defendants filed their statements of defense. Within the said statements of defense, Zorlu attached a third party notice against Dorad, Dori Energy and the Luzon Group, in the framework of which it repeated the claims on which its defense statement was based and claimed, among other claims, that if the plaintiffs’ claim against Zorlu was accepted and would negate Zorlu’s right receive compensation and profit from its agreement with Dorad and therefore Zorlu should be compensated in the amount of approximately NIS 906.4 million (approximately €218 million). Similarly, also within their statement of defense, Edelcom, Mr. Edelsburg and Edeltech (together, the “Edelsburg Group”) filed a third party notice against Dori Energy claiming for breaches by Dori Energy of the duty to act in good faith in contract negotiations and that any amount ruled will constitute unlawful enrichment.

On October 1, 2017, Eilat Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad’s shares, filed a statement of claim in the arbitration proceedings. In its statement of claim, EAIS joins Dori Energy’s and Mr. Raphael’s request as set forth in the statement of claim filed by them in the arbitration proceeding and raises claims that are similar to the claims raised by Dori Energy and Mr. Raphael. In January 2018 the arbitrator provided its ruling that the legal validity of the actions or inactions of board members of Dorad will be attributed to the entities that are shareholders of Dorad on whose behalf the relevant board member acted and the legal determinations, if any, will be directed only towards the shareholders of Dorad.

During January 2018, Mr. Edelsburg, Edelcom and Zorlu filed their statement of defense in connection with the claim filed by EAIS and also filed third party notices against EAIS, Dori Energy and the Luzon Group claiming that EAIS and the Luzon Group enriched themselves at Dorad’s account without providing disclosure to the other shareholders and requesting that, should the position of Dori Energy and EAIS be accepted in the main proceeding, the arbitrator, among other things, obligate EAIS to refund to Doard all of the rent paid to date and determine that Dorad is not required to pay any rent in the future or determine that the rent fees be reduced to their market value and refund Dorad the excess amounts paid by it to EAIS, determine that the board members that represent EAIS and Dori Energy breached their fiduciary duties towards Dorad and obligate EAIS and Dori Energy to pay the amount of $140 million (approximately €123 million), plus interest in the amount of $43 million (approximately €38 million), which is the amount Zorlu received for the sale of its rights under the Dorad EPC agreement, and rule that in connection with the engineering and construction works performed by the Luzon Group, the Luzon Group and Dori Energy are required to refund to Dorad or compensate the defendants in an amount of $24 million (approximately €21 million), plus interest and linkage and, alternatively, determine that Mr. Edelsburg, Edelcom and Zorlu are entitled to indemnification from the third parties for the entire amount they will be required to pay.

In May 2019, a new arbitrator was appointed and dates were set for the discovery process. The evidentiary hearings were scheduled during March-June 2020 and commencing August 2020. Due to the COVID-19 crisis, several evidentiary hearings scheduled during the period commencing March 2020 were cancelled.  Evidentiary hearings were held during June, August, September, October and November 2020 and during February and March 2021 and the parties filed several motions in connection with the discovery process, the evidentiary hearings and expert opinions. Additional evidentiary hearings are scheduled for April-May 2021. On February 15, 2021 the arbitrator approved replacing the late Mr. Hemi Raphael as the claimant with Mr. Ran Fridrich.

With respect to the said third party notices, the Company estimates (after consulting with legal counsel) that if the main (Derivative) claim is dismissed then the third party notices will be redundant, whereas if the main claim is accepted, it is more likely than not that the third party notices shall be rejected, as they are based on arguments similar to those raised by the defendants in their statements against of defense filed against the main claim. The Company estimates (after consulting with legal counsel), that at this stage it is not yet possible to assess the outcome of the proceeding.

Petition to Approve a Derivative Claim filed by Edelcom

On July 25, 2016, Edelcom, which holds 18.75% of Dorad, filed a petition for approval of a derivative action on behalf of Dorad (the “Edelcom Petition”) against Ellomay Energy, Luzon Group, Dori Energy and Dorad following a letter delivered to Dorad on February 25, 2016. The Edelcom Petition refers to an entrepreneurship agreement that was signed on November 25, 2010 between Dorad and the Luzon Group, pursuant to which the Luzon Group received payment in the amount of approximately NIS 49.4 million (approximately €11.9 million) in consideration for management and entrepreneurship services.

Pursuant to this agreement, the Dori Group undertook to continue holding, directly or indirectly, at least 10% of Dorad’s share capital for a period of 12 months from the date the Dorad Power Plant is handed over to Dorad by the construction contractor. The Edelcom Petition claims that as a consequence of the management rights and the options to acquire additional shares of Dori Energy granted to the Company pursuant to the Dori Investment Agreement, the holdings of the Dori Group in Dorad have fallen below 10% upon execution of the Dori Investment Agreement. The Edelcom Petition therefore claims that Dori Group breached its commitment according to entrepreneurship agreement and requests that a derivative action be approved to recover an amount of NIS 49.4 million, plus linkage and interest from the defendants. As noted above, on December 27, 2016, this proceeding, along with the proceeding mentioned above and below, was moved to arbitration. For more information see above.

The Company estimates (after consulting with legal counsel), that as at December 31, 2020, it is not yet possible to assess the outcome of the proceeding.

Opening Motion filed by Zorlu

On April 8, 2019, Zorlu filed an opening motion with the District Court in Tel Aviv against Dorad and the directors serving on Dorad’s board on behalf of Dori Energy and EAIS. In the opening motion, Zorlu asked the court to instruct Dorad to convene a shareholders meeting and to include a discussion and a vote on the planning and construction of an additional power plant adjacent to the existing power plant (the “Dorad 2 Project”), on the agenda of this meeting. Zorlu claimed that while the articles of association of Dorad provides that the planning and construction of an additional power plant requires a unanimous consent of the Dorad shareholders, and while Zorlu and Edelcom are opposed to this project, including due to the current disagreements among Dorad’s shareholders, Dorad continued taking actions to advance the project, which include spending substantial amounts our of Dorad’s funds. Zorlu further claims that the representatives of Dori Energy and EAIS on the Dorad board have acted to prevent the convening of a shareholders meeting as requested by Zorlu. On April 16, 2019, Edelcom submitted a request to join the opening motion as an additional respondent as Edelcom claims that it is another shareholder in Dorad that opposes the advancement of the project at this stage. In addition, Edelcom joined Dori Energy and EAIS as additional respondents to its request, claiming that these entities are required to be part of the proceeding in order to reach a complete and efficient resolution. All parties agreed to the joining of Edelcom, Dori Energy and EAIS to the proceeding. On June 15, 2019, Edelcom filed its response to the petition, requesting that the court accept the petition. On August 13, 2019, Dorad, EAIC and the Dorad board members submitted their responses and requested that the petition be dismissed.

On December 8, 2019 an evidentiary hearing was held. The parties filed their summations in writing during June and July 2020. On August 27, 2020, Dorad informed the District Court that the National Infrastructure Committee resolved, inter alia, to approve the presentation of the plan submitted by Doard in connection with the additional power plant to the District Committee’s and the public’s comments, subject to amendments. On September 9, 2020, Eilat-Ashkelon Infrastructure Services Ltd., one of the shareholders of Dorad, and its representatives on the Dorad board of directors submitted a response to the notice, claiming that the information included in the notice supports a rejection of the opening motion. Zurlo and Edelcom each filed a response on September 13, 2020 asking to remove the notice provided by Dorad from the District Court’s file. On September 17, 2020, the District Court ruled that the notice will not be removed from the file. To the Company’s knowledge, the Dorad 2 Project is currently under initial internal examination by Dorad and there can be no assurance as to if, when and under what terms it will be advanced or promoted by Dorad.

Composition of the investments
	December 31
	2020	2019
	€ in thousands

Investment in shares	24,047	23,580
Long-term loans	8,745	10,595
Deferred interest	(558)	(614)
	32,234	33,561

              Changes in investments
	2020	2019
Changes in equity and loans:	€ in thousands
Balance as at January 1	33,561	28,161
Long term loans extended	181	-
Repayment of long term loans	(2,560)	(370)
Interest and reevaluation in connection with long term loans	758	782
Deferred interest	56	54
Elimination of interest on loan from related party	(676)	(868)
The Company’s share of income	1,525	3,086
Foreign currency translation adjustments	(611)	2,716
Balance as at December 31	32,234	33,561

Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position
								Equity attributable to the owners of the Company
	Rate of ownership	Current Assets	Non-current assets	Total assets	Current liabilities	Non-current liabilities	Total liabilities		Company’s share	Surplus Costs and goodwill	Other Adjustments	Carrying Amount of investment

	%	€ in thousands
2020
Dori Energy	50	276	60,257	60,533	(256)	(16,885)	(17,141)	43,392	21,696	2,800	(449)	24,047

2019
Dori Energy	50	55	62,500	62,555	(208)	(20,864)	(21,072)	41,483	20,742	3,269	(431)	23,580

(b)	Summary information on operating results
	Rate of ownership as of December	Income for the year	Company’s share	Elimination of interest on loan from related party	Other Adjustments	Company’s share of income of investee
	%	€ in thousands
2020
Dori Energy	50	2,619	1,310	676	(461)	1,525

2019
Dori Energy	50	5,281	2,640	868	(422)	3,086

B.
Pumped Storage Projects

Loan to PSP Gilboa and Related Receivables

In June, 2020, following the commencement of operations of a pumped storage project in the Gilboa, Israel, we received an amount of approximately NIS 5,500 thousand (approximately €1,418 thousand) from A.R.Z. Electricity Ltd. (“A.R.Z.”). The amount was due to us as part of an agreement between us and A.R.Z. related to the repayment of a loan we provided to A.R.Z. during 2013 and is the second and last installment under such agreement.

Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”)-

On November 3, 2014, Ellomay Manara (2014) Ltd., the Company’s indirectly wholly-owned subsidiary ("Ellomay Manara”), consummated the acquisition of 75% of the rights in Agira Sheuva Electra, L.P. (the “Partnership“), as well as 75% of the holdings in Chashgal Elyon Ltd., which is the general partner in the Partnership (the “GP”), from Electra Ltd. (“Electra”), Ortam Sahar Engineering Ltd. (“Ortam”) and the Galilee Development Cooperative Ltd., an Israeli cooperative (“Galilee”). The remaining 25% of the holdings in the Partnership and in the GP are held by Sheva Mizrakot Ltd., an Israeli private company (“Sheva Mizrakot”). The Company and Ellomay Manara did not pay any consideration upon the acquisition, and undertook to pay certain consideration upon the fulfillment of certain conditions and milestones. On the same date, Ellomay Manara acquired Ortam’s holdings (50%) in the engineering, procurement and construction contractor of the aforementioned project (the “EPC”) and immediately transferred such holdings to a subsidiary of Electra, which, following such transfer, now holds 100% of the EPC. According to the various agreements executed in connection with the Manara PSP, the Company and Ellomay Manara are jointly and severally liable to all the monetary obligations under these agreements.

In December 2018, the Company executed a settlement agreement (the "A.R.Z. Settlement Agreement") with A.R.Z., an Israeli private company that at the time held 33.33% of Sheva Mizrakot. The A.R.Z. Settlement Agreement resolves a claim made by A.R.Z. and Mr. Raanan Aloni against the Company and its affiliates, in connection with the Manara PSP, and other disputes between such parties concerning the Manara PSP. In connection with the Manara PSP Project Finance that occurred on February 2021, and based on the A.R.Z. Settlement Agreement, A.R.Z. was required to provide its indirect share of equity investment and financing to the Manara PSP. Due to the failure to provide the required funds, Ellomay Water Plants Holdings (2014) Ltd., the Company’s wholly-owned subsidiary that holds 75% of Ellomay PS, seized E.R.Z.’s holdings in Sheva Mizrakot (33%) and, as a result, the Company’s indirect holdings in the Manara PSP increased from 75% to 83.333% in January 2021.

As of December 31, 2020, the Company paid an amount of approximately NIS 3,400 thousand (approximately €869 thousand) on account of the consideration upon the acquisition and may be required, if certain conditions and milestones are met (which conditions and milestones have not currently been met), to pay certain parties additional amounts, which in the aggregate are not expected to exceed an amount of approximately NIS 26,000 thousands (approximately €6,592 thousand).

Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), the Company’s subsidiary, initially received a conditional license for the Manara PSP from the Israeli Minister of Energy (the “Minister”) for the construction of a pumped storage plant in the Manara Cliff with a capacity of 340 MW. The Conditional License includes several conditions precedent to the entitlement of the holder of the Prior Conditional License to receive an electricity production license.

On March 3, 2017, Ellomay PS filed a Petition, with the Israeli High Court of Justice against the Minister, the Electricity Authority and Kochav Pumped Storage Ltd. (“Kochav PS”). Ellomay PS has also filed concurrently with the Petition, a motion for an interim relief, which would prevent the Minister and the Israeli Electricity Authority from granting Kochav PS any approval in connection with its compliance with any milestones stipulated in its conditional license. The Petition was filed in connection with the decision of the Israeli Electricity Authority, dated February 20, 2017, to extend the following milestones deadlines stipulated in Kochav PS’s conditional license: (i) financial closing milestone deadline; and (ii) construction period for Kochav PS’s project. The Minister and the Israeli Electricity Authority claimed, amongst other claims, that the motion should be dismissed, as should the Petition. In May 2017, the Israeli High Court of Justice dismissed the Petition.

On December 27, 2017, Kochav PS filed a statement of claim against Ellomay PS with the Tel Aviv – Jaffa Magistrate Court claiming damages allegedly caused due to delays in connection with the Petition. Kochav PS claims damages in an aggregate amount of approximately NIS 4.2 million (approximately €1.02 million). Kochav PS claims damages in an aggregate amount of approximately NIS 4,238 thousand (approximately €1,020 thousand). On March 18, 2018 the Court ordered Kochav PS to submit a Letter of Commitment. In April 2018 Ellomay PS submitted a statement of defense and in August 2018 Kochav PS submitted a plea. In July 2020 the parties reached a settlement whereby Ellomay PS paid an amount of NIS 350 thousand (approximately €88 thousand).

On December 4, 2017, the Israeli Electricity Authority announced the reduction of the capacity stipulated in the Prior Conditional License issued to Ellomay PS from 340 MW to 156 MW. The reduced capacity is based on the remaining portion of the quota for pumped storage projects in Israel as determined by the Israeli Government and implemented by the Israeli Electricity Authority, which is currently 800 MW, after deducting the capacity already allocated to two projects that were at the time in more advanced stages than the Manara PSP.

On February 26, 2020, Ellomay PS retracted the Prior Conditional License issued to it, which was due to expire on February 28, 2020 because Ellomay PS did not reach financial closing by such date as was required under the milestones included in the Prior Conditional License. On the same date, Ellomay PS filed an application for a new similar conditional license for a pumped storage facility with a capacity of 156 MW.

On June, 2020, the Israeli Minister of Energy executed a new conditional license for the Manara Project (the “Conditional License”), following the retraction of the previous conditional license, which permits Ellomay PS to construct the Manara PSP. The Conditional License included several conditions precedent to the entitlement of Ellomay PS to receive an electricity production license. The Conditional License is valid for a period of seventy two (72) months commencing from the date of its approval by the Minister of Energy, subject to compliance by Ellomay PS with the milestones set forth therein and subject to the other provisions set forth therein (including a financial closing, the provision of guarantees and the construction of the pumped storage hydro power plant).

In December 2020 Ellomay PS received a land assessment from the Israel Land Authority         ("ILA"), in connection with the Manara PSP and paid approximately NIS 66,700 thousand including VAT (approximately €16,980 thousand) in consideration for the ILA’s consent to the sublease of the land on which the Manara PSP is currently planned to be constructed. The amount paid includes an amount of approximately NIS 9,900 thousand (approximately €2,520 thousand), excluding VAT, for royalties related to excess ground removal to the ILA.

On December 31, 2020 Ellomay PS received the conditional tariff approval for the project from the Israeli Electricity Authority that regulates the tariffs and formulas for purchasing energy from a pumped storage manufacturer connected to the transmission network for a period of 20 years beginning on the date of receipt of the permanent production license. The conditional tariff became effective following the financial closing of the Manara PSP in February 2021.

On February 11, 2021, the Manara PSP Project Finance reached financial closing. The Manara PSP Project Finance will be provided by a consortium of Israeli banks and institutional investors, arranged and led by Mizrahi-Tefahot Bank Ltd. The Manara PSP Project Finance is in the aggregate amount of NIS 1.18 billion (approximately €300 million based on the euro/NIS exchange rate as of December 31, 2020), and includes: (i) a Senior Secured Tranche at a fixed rate of interest for each drawdown, with base interest rate equal to the yield to maturity of Israeli treasury bonds with like duration of the loan drawdown, plus a spread of 3.25% per-annum during the Construction Period of the Project and a spread of 2.40% per-annum from the Actual Completion Date of the Project which proceeds the Commercial Operation Date of the Project. The Senior Secured Tranche is linked to the Israeli Consumer Price Index and is to be repaid over a period of 19.5 years from the commercial operation date; and (ii) a Subordinated Secured B Tranche at a floating rate of interest, with the base interest being the Bank of Israel rate, plus a spread of 4.35% per-annum during the Construction Period and a spread of 3.90% per-annum from the Actual Completion Date. The stated maturity of the Tranche B loan is one year less than the maturity of the Senior Secured Loan with a cash sweep mechanism that shortens its maturity to approximately 12 years from the Commercial Operation Date under the Base Case Financial Model.

The Manara PSP Project Finance includes customary terms in connection with early prepayment, acceleration of payments upon certain breaches and limitations on distributions. The Manara PSP Project Finance also includes ancillary facilities such as Standby, VAT, Guarantees and Debt Service Reserve facilities in an aggregate amount of approximately NIS 146 million (approximately €37 million based on the euro/NIS exchange rate as of December 31, 2020).

The Average Annual Debt Service Cover Ratio (ADSCR) is 1.35:1.00 under the base case financial model for the Senior Secured Tranche. The default ADSCR is 1.05:1.00.

Sheva Mizrakot and Ellomay Water undertook to provide aggregate financing of approximately NIS 353 million (approximately €90 million based on the euro/NIS exchange rate as of December 31, 2020), pro rata to their holdings in the Manara PSP.

The Manara PSP Project Finance includes mandatory cash sweeps upon certain cover ratio and other events with respect to the Senior Secured Tranche, Cash sweep payments in connection with the Subordinated Secured Tranche as mentioned above and other lender protection mechanisms. In addition, the Manara PSP Project Finance agreement permits the shareholders of the Manara PSP to withdraw a developers’ fee at the Actual Completion Date (as such term is defined in the Manara PSP Project Finance agreement) of the Manara Project, subject to availability of funding in the Standby Facility at the time and provided certain the Average ADSCR at the time is not less than a certain ratio.

Ellomay and Ampa Investments Ltd., which indirectly owns 16.667% of Ellomay PS, provided certain sponsor support undertakings towards the lenders commensurate with the size and complexity of the project and the length of the construction period.

In 2019 and 2020 the Company recorded approximately €3,487 thousand and €925 thousand, respectively, under project development costs. The amounts are mainly attributable to consultancy expenses for the planned construction of Manara PSP power plant. Commencing the fourth quarter of 2020, as it is probable that the Company will enjoy future economic benefits in connection with the Manara PSP, expenses in connection with the Manara PSP are capitalized as assets. As at December 31, 2020, amount of €16,607 thousand were capitalized as assets.

C.
Development of PV Projects in Italy

First Framework Agreement

In November 2019, Ellomay Luxembourg executed a Framework Agreement, or the First Framework Agreement, with an established and experienced European developer and contractor. Pursuant to the First Framework Agreement, the developer will scout and develop photovoltaic greenfield projects in Italy with the aim of reaching an aggregate authorized capacity of at least 250 MW over a three-year period. The First Framework Agreement provides that each project will be presented to Ellomay Luxembourg when it becomes “ready to build”. Thereafter, if Ellomay Luxembourg accepts the project, the developer is obligated to transfer to Ellomay Luxembourg 100% of the share capital of the entity that holds the rights to the project. With respect to each project, subject to the conditions set forth in the First Framework Agreement, Ellomay Luxembourg will enter into engineering, procurement and construction, or EPC, and O&M contracts with the developer to construct and operate the projects.

The First Framework Agreement provides that when the first project under the First Framework Agreement achieves the positive environmental impact assessment, the parties will negotiate the terms of a model lump-sum, turnkey EPC contract and O&M contract that will be executed with the developer in connection with all projects acquired under the First Framework Agreement.

In connection with the execution of the First Framework Agreement, Ellomay Luxembourg paid the developer an advance payment of approximately €1,250 thousand and undertook to pay an additional advance payment per each project when the project submits its environmental impact assessment application. In September 2020 Ellomay Luxembourg paid an additional advance payment in the amount of approximately €304 thousand.  In the event the target aggregate capacity is not achieved within a three-year period or in the event a project does not reach “ready to build” status, the advance payment will be proportionately refunded.

Second Framework Agreement

In December 2019, Ellomay Luxembourg executed an additional Framework Agreement, or the Second Framework Agreement, with an established and experienced European developer. Pursuant to the Second Framework Agreement, the developer will provide Ellomay Luxembourg with development services with respect to photovoltaic greenfield projects in Italy in the scope of 350 MW with the aim of reaching an aggregate “ready to build” authorized capacity of at least 265 MW over a forty-one month period. The Second Framework Agreement provides that the developer will offer all projects identified during the term of the Second Framework Agreement exclusively to Ellomay Luxembourg and that, with respect to each project acquired by Ellomay Luxembourg, the developer will be entitled to provide development services until it reaches the “ready to build” status. The parties agreed on a development budget including a monthly development service consideration, to be paid to the developer and all other payments for the tasks required to bring the projects to a ready to build. In addition, Ellomay Luxembourg undertook to pay a success fee to the developer with respect to each project that achieves a “ready to build” status. Currently development is progressing as planned.

In addition to the 265 MW mentioned above, Ellomay Luxembourg has the option to purchase approximately 37 MW that are already under development by the developer, 30 MW of which have already received the approval for connection to the Italian electricity grid.

The advancement and development of projects that will become part of the First and Second Framework Agreement is subject to various conditions, including receipt of regulatory approvals and authorizations and procurement of land rights. There can be no assurance as to the aggregate capacity of projects that will reach the “ready to build” status and as to the number and aggregate capacity of projects that Ellomay Luxembourg will decide to acquire or the success in completing construction of any of such projects. Any future decision of the Company with respect to the continued development of projects will be subject to the relevant circumstances existing at the time such decision will be made.

Composition of Advances on account of investments
	December 31
	2020	2019
	€ in thousands
On account of the Manara PSP	869	883
On account of Development of PV Projects in Italy	1,554	-
	2,423	883

Composition of short-term and long-term financial assets
	December 31
	2020	2019
	€ in thousands
Income receivable in connection with the A.R.Z. loan	-	1,418
	-	1,418
D.	Subsidiaries -
1.
Biogas Projects in the Netherlands

In July 2016, the Company, through its wholly-owned subsidiary Ellomay Luxembourg, entered into a strategic agreement (“the Ludan Agreement”), with Ludan Energy Overseas B.V. (an indirectly wholly-owned subsidiary of Ludan Engineering Co. Ltd. (TASE: LUDN)) (“Ludan”) in connection with Waste-to-Energy (specifically Gasification and Bio-Gas (anaerobic digestion)) projects in the Netherlands. Pursuant to the Ludan Agreement, subject to the fulfillment of certain conditions, the Company, through Ellomay Luxembourg, was to acquire at least 51% of each project company and Ludan will own the remaining 49%.

Groen Goor Anaerobic Digestion Project-
Pursuant to the Ludan Agreement, the Company, through Ellomay Luxembourg, acquired 51% of Groen Gas Goor B.V. (“Groen Goor”), a project company developing an anaerobic digestion plant, with a green gas production capacity of approximately 375 Nm3/h, in Goor, the Netherlands (“the Goor Plant”) during 2016.

During September 2016, the Company, through Ellomay Luxembourg, entered into two separate memorandums of understanding (“MOUs”), with Ludan, setting forth Ludan’s and the Company agreed material principles and understandings with respect to the Goor Project's EPC and O&M agreements. Pursuant to such MOUs, in November 2016 Groen Goor entered into an EPC agreement with Ludan. The Groen Goor Plant commenced operations in November 2017.

Groen Gas Oude-Tonge Anaerobic Digestion Project-
The Company, through Ellomay Luxembourg, acquired 51% of   Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) a project company developing an anaerobic digestion plant, with a green gas production capacity of approximately 475 Nm3/h, in Oude-Tonge, the Netherlands (“the Oude-Tonge Plant”) during 2017. During April 2017, Oude-Tonge, entered into an EPC agreement with Ludan. The Oude-Tonge Plant commenced operations in June 2018.
In March 2019, the Company executed an agreement with Ludan and several entities affiliated with Ludan, for the acquisition of 49% of Groen Goor and Groen Gas Oude-Tonge in consideration for approximately €3 million. The acquisition was consummated during 2019, and the Company currently indirectly wholly-owns the Goor Plant and the Oude-Tonge Plant.

During 2020, the Company assessed the value in use of two cash generating Biogas plants in the Netherlands in the Biogas segment in light of operating losses suffered by these projects in previous years and lower results than forecasted for 2020. The examination was conducted based on projected cash flows that were discounted at a rate 6%. The examination concluded that the value in use of the plants is higher than the carrying value of the plants and therefore there is no need for a provision for impairment. The assumptions on which the examination was based could be affected by the Company’s inability to meet the budget in certain circumstances including, the prices of feedstock required in order to maintain the optimal mix of feedstock necessary to maximize performance of the plants, by technical malfunctions and by other circumstances that influence the operation of the plants.

Acquisition of a new subsidiary in the Netherlands

On December 1, 2020, the Company indirectly acquired all issued and outstanding shares of GG Gelderland through its wholly-owned subsidiary, Ellomay Luxembourg. GG Gelderland owns an operating anaerobic digestion plant in Gelderland, the Netherlands, with a permit that enables it to produce approximately 7.5 million Nm3 per year. The actual production capacity of the plant is approximately 9.5 million Nm3 per year. The Company paid €1,567 thousand for the shares and the repayment of shareholder loans. An additional shareholder loan of approximately €5,897 thousand was granted to GG Gelderland by Ellomay Luxembourg on December 1, 2020 for the repayment of other existing loans as at the date of the acquisition. The previous owners are entitled to receive an additional amount estimated at €493 thousand in connection with subsidy payments from the Dutch Government. This amount estimated will be determined and paid before June 2021. Ellomay Luxembourg has no liability to compensate the previous owners if the Dutch government pays less than the estimated amount.

Identifiable assets acquired and liabilities assumed (based on provisional amounts as described hereunder):
€ thousands
Trade and other receivables	1,243
Deferred tax	488
Right of use asset	355
Fixed assets, net	13,961
Trade and other payables	(1,717)
Lease liability	(355)
Loans and borrowings	(6,511)
Net identifiable assets	7,464

Measurement of fair values

Presented hereunder is information regarding the techniques the Company used to measure the fair value of the assets and liabilities recognized as a result of the business combination:

Fixed assets
The fair value of fixed assets is based on market values. The market value of fixed assets is the estimated amount for which a fixed asset could be exchanged on the date of valuation between a willing buyer and a willing seller in an arm’s length transaction wherein the parties each acted knowledgeably. The market value is based on quoted market prices for similar items, when available, and on replacement costs when such quotes are unavailable.

Acquisition-related costs

The Company incurred acquisition-related costs of €60 thousand related to legal fees and due diligence costs. These costs have been included in general and administrative expenses in the statement of income.

2.
PV Projects in Spain

The Talasol Project-

In April 2017, the Company, through one of its subsidiaries, entered into a share purchase agreement (the “SPA”), pursuant to which it purchased the entire share capital of a Spanish company, Talasol Solar S.L.U (“Talasol”), which at the time was promoting the construction of a photovoltaic plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain (the “Talasol Project”). The SPA provides that the purchase price for Talasol's shares is €10 million that was paid following the occurrence of customary conditions subsequent.

In June 2018 Talasol, entered into an engineering, procurement & construction agreement (the "EPC Agreement") with METKA EGN Limited ("METKA EGN"). The EPC Agreement provides a fixed and lump-sum amount of €192.5 million for the complete execution and performance of the works defined in the EPC Agreement. The works include the engineering, procurement and construction of the Talasol Project and the ancillary facilities for injecting power into the grid, including a 400 kV step-up substation, the high voltage interconnection line to the point of connection to the grid and performance of two years of O&M services.

METKA EGN was expected to complete the works under the EPC Agreement within a period of 16 months from the commencement date. The EPC Agreement includes standard provisions, including with respect to liquidated damages in connection with delays and performance, performance guarantees, suspension and termination.

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol Project for a period of 10 years (the "PPA").The power produced by the Talasol Project is expected to be sold by Talasol in the open market for the then current market power price and the PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the PPA. The PPA hedge transaction became effective in March 2019.

In July 2018, Talasol executed a pre-hedge transaction with Goldman Sachs International in connection with the prospective project financing for the construction of a photovoltaic plant. The pre-hedge transaction is a fixed for floating interest rate swap intended to lock-in current market floating rates. The hedge transaction is contingent up on the financial closing of the Talasol Project.

In December 2018, Talasol entered into a set of agreements governing the procurement of financing in the aggregate amount of approximately €177 million (the "Project Finance"). The Project Finance consists of several facilities from Deutsche Bank AG and from the European Investment Bank ("EIB") under the Investment Plan for Europe known as the Juncker Plan. On April 30, 2019, the Talasol Project reached financial closing (see Note 11).

On April 17, 2019, the Company, through its wholly owned subsidiary Ellomay Luxembourg, executed a Credit Facilities Assignment and Sale and Purchase of Shares Agreement (“the Talasol SPA”), with GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (together, “the Talasol Partners”), pursuant to which it agreed to sell to each of the Talasol Partners 24.5% of its holdings in Talasol. The Talasol SPA further provides that the Company will assign to the Talasol Partners, in equal parts, 49% of its rights and obligations under the agreements executed in connection with the project finance obtained for the Talasol Project. The transactions contemplated under the Talasol SPA were consummated in April 2019. The aggregate purchase price paid by the Talasol Partners, in the amount of approximately €16.1 million, represented 49% of the amounts withdrawn and interests accrued from and by Talasol Project’s financing as of the closing date of the Talasol SPA (approximately €4.9 million), plus a payment for 49% of Talasol’s shares (approximately €4.9 million) plus a premium of approximately €6.1 million. Of such aggregate purchase price, the payment of €1.4 million was deferred until the achievement of a preliminary acceptance certificate (PAC) under the EPC agreement of the Talasol Project. Following the achievement of PAC on January 27, 2021 the deferred payment amount of €1.4 million was received by Ellomay Luxembourg.

As the Company directs the operations of Talasol and the rights granted to the Talasol Partners are minority protective rights, these changes in the Company’s ownership interest in Talasol did not result in loss of control and were accounted for as equity transactions. The Company therefore recognized in Equity an amount of approximately €6.1 million, less associated expenses in the amount of approximately €0.7 million.

On the closing date of the Talasol SPA, the Company, through its wholly owned subsidiary Ellomay Luxembourg, and the Talasol Partners entered into a Partners’ Agreement (“the Talasol PA”) setting forth the relationship between the prospective shareholders of Talasol, the governance and management of Talasol, the funding and financing of Talasol and the mechanism for future transfers of Talasol’s shares.

The Talasol PA further provides that Ellomay Luxembourg will be entitled to receive a management fee from Talasol in consideration for the administrative, support and management services to be provided to Talasol by Ellomay Luxembourg.

The Talasol PV Plant reached mechanical completion in September 2020 and was connected to the electricity grid and electricity production commenced at the end of December 2020. PAC was achieved on January 27, 2021.

The Ellomay Solar Project -

Ellomay Solar S.L.U. (“Ellomay Solar”), wholly owned by Ellomay Luxembourg, is promoting the construction of a photovoltaic plant with an installed capacity of 28 MW in the municipality of Talaván, Cáceres, Spain (the “Ellomay Solar Project”). Ellomay Solar entered into an engineering, procurement & construction agreement in connection with the Ellomay Solar Project (the “EPC Agreement”) with METKA EGN Spain S.L.U., a 100% indirect subsidiary of MYTILINEOS S.A., under the Renewables & Storage Development Business Unit. The EPC Agreement provides a fixed and lump-sum amount of €15.32 million, for the complete execution and performance of the works defined in the EPC Agreement. The works include the engineering, procurement and construction of the Ellomay Solar Project and the ancillary facilities for injecting power into the grid and performance of two years of O&M services. The EPC Agreement includes additional standard provisions, including with respect to liquidated damages in connection with delays and performance, performance guarantees, suspension and termination. METKA EGN Spain is expected to complete the works under the EPC Agreement within a period of 9 months from receipt of the Notice to Proceed. The early works commenced on March 1, 2021.

3.
Sale of Italian indirect wholly-owned subsidiaries

On December 20, 2019, the Company sold ten Italian indirect wholly-owned subsidiaries, which own twelve photovoltaic plants with an aggregate nominal capacity of approximately 22.6 MW  (the “Italian Subsidiaries”), and sold the receivables arising from shareholder loans provided to such companies. The agreed purchase price was €38.7 million (after approximately €2.3 million adjustments in connection with funds received by the Company from the Italian Subsidiaries during 2019). As a result of such sale, the Company recorded a capital gain of approximately €18.8 million.
Identifiable sold assets and liabilities:

December 31 2019
€ in thousands
Cash and cash equivalents	4,106

Trade and other receivables	4,569
Deferred tax and advance tax payment and tax provision	2,864
Fixed assets	41,431
Restricted cash	156
Right of use asset	1,356
Trade and other payables	(2,458)
Loans and borrowings	(30,725)
Lease liability	(1,377)

Total net identifiable assets	19,922

Capital gain	18,770
38,692
Cash and cash equivalents	(4,106)

Proceeds from sale of investments	34,586

The Sale and Purchase Agreement governing the sale of the subsidiaries and the receivables includes customary representations and warranties and indemnification mechanisms, including specific indemnification for existing risks for a limited time as follows:

(i)	Indemnification in the amount of up to €250 thousand in connection with potential tax liabilities (until December 31, 2023).
(ii)	Indemnification in the amount of up to €500 thousand in connection with potential incentive reduction under limited circumstances in one of the Italian subsidiaries sold (until December 31, 2023).
(iii)
Indemnification in the amount of up to €2.1 million in connection with the announcement received from GSE, Italy’s energy regulation agency, by one of the Italian Subsidiaries, claiming alleged non-compliance of the installed modules with the required certifications under the applicable regulation and raising the need to examine incentive eligibility implications (the “GSE Claim”). The Company recorded this potential payment as other expenses. In 2020, with the cooperation of the acquirer of the Italian subsidiaries, an appeal was submitted to GSE. Following the positive outcomes of such appeal, the provision for the potential indemnification was cancelled.

4.
Subsidiaries – Israeli Service Concession project

In June 2017, the Company executed an agreement (the “Talmei Yosef Agreement”) to acquire 100% of the equity of an Israeli company ("Talmei Yosef") that owns (through its subsidiaries) a photovoltaic site with fixed technology and a nominal capacity of approximately 9 MWp in Talmei Yosef, Israel (the “Talmei Yosef Project”). The Talmei Yosef Project is primarily financed by an Israeli consortium led by Israel Discount Bank.

The fair value of the income receivable in connection with concession project was calculated according to the cash flows expected to be received from the Israeli Electricity Authority for a period of 16 years, discounted at a weighted interest rate of 5.9% reflecting the credit risk of the debtor.

Talmei Yosef entered into a service concession agreement with the IEC for the construction of a PV plant in Talmei Yosef. The construction of the PV plant was completed and the PV plant was connected to the grid in November 2013. Under the terms of the agreement with the IEC, Talmei Yosef will operate the PV plant for a period of 20 years as from November 15, 2013. The IEC provides the Company a guaranteed tariff for the electricity produced of NIS 0.9631 per KWp linked to the CPI as of October 2011. The service concession agreement does not contain a renewal option.

Asset from concession project
€ in thousands
Balance as at December 31, 2019	28,585

Total income recognized in profit or loss	1,422
Proceeds from asset from concession project	(3,018)
Foreign Currency translation adjustments	(462)

Balance as at December 31, 2020	26,527
Less current maturities	1,491
Long-term Asset from concession project	25,036